UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   November 9, 2005  (November 3, 2005)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 1.01	Entry Into a Material Definitive Agreement.

            On November 3, 2005, the Board of Directors (“Board”) of Vanguard Health Systems, Inc. (the “Company”) approved and authorized, effective January 1, 2006,  3% increases in the base salaries of its Chief Executive Officer, Vice Chairman, Chief Financial Officer and General Counsel. As a result of such action, the base salaries of these four executive officers will be as follows, effective January 1, 2006:

Name                                       Title                                          New Base Salary
Charles N. Martin, Jr.               Chairman of the Board              $1,050,291
                                                and Chief Executive Officer

Keith B. Pitts                            Vice Chairman                          $  641,845

Joseph D. Moore                     Executive Vice President,          $  583,495
                                                Chief Financial Officer &
                                                Treasurer

Ronald P. Soltman                    Executive Vice President,          $  525,146
                                                General Counsel & Secretary

            Each of these executive officers has a written employment agreement with the Company which provides in Section 6(a) of each such agreement that the Board shall review the base salary of the executive officer at least annually. On or prior to January 1, 2006, each of these employment agreements shall be amended solely to reflect these new base salaries approved by the Board on November 3, 2005. For more information about these employment agreements, please see “Item 11. Executive Compensation – Our Employment Agreements” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, such information being incorporated by reference in this report as if set forth herein.

            In addition, on November 3, 2005, the Board approved the payment of a discretionary bonus in the amount of $8,169 to Kent H. Wallace who is the Company’s President and Chief Operating Officer. This bonus was authorized under the Company’s 2001 Annual Incentive Plan for the measure period of July 1, 2005 to September 30, 2005, and is payable to Mr. Wallace on to prior to November 30, 2005.

            Also, on November 3, 2005, the Board amended the Company’s 2004 Stock Incentive Plan to increase the total number of shares of the Company’s common stock which may be issued under the Plan by up to 22,471 shares, from the current 67,409 shares to up to 89,880 shares. Such amendment is, however, subject to the Company or its affiliate, VHS Holdings LLC (“Holdings”), first purchasing up to an aggregate of  22,471 of Class B Units, Class C Units and Class D Units in Holdings from certain former Company officers. For more information about the Company’s 2004 Stock Incentive Plan and the Class B, C and D Units in Holdings, please see “Item 11. Executive Compensation – Our 2004 Stock Incentive Plan” and “Item 11. Executive Compensation – Holdings LLC Units Plan” in the Company’s Annual Report on  Form 10-K for the fiscal year ended June 30, 2005, such information being  incorporated by reference in this report as if set forth herein.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   November 9, 2005                             VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President